                                                                      Exhibit 25

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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             --------------------
                                   FORM T-1

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

        CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)________
                          --------------------------

                             BANKERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)

NEW YORK                                                  13-4941247
(Jurisdiction of Incorporation or                         (I.R.S. Employer
organization if not a U.S. national bank)                 (Identification no.)


FOUR ALBANY STREET
NEW YORK, NEW YORK                                        10006
(Address of principal                                     (Zip Code)
executive offices)

                             Bankers Trust Company
                             Legal Department
                             130 Liberty Street, 31st Floor
                             New York, New York 10006
                             (212) 250-2201
           (Name, address and telephone number of agent for service)

       ----------------------------------------------------------------

                      Colonial Realty Limited Partnership
              (Exact name of obligor as specified in its charter)

Delaware                                                  63-1098468
(State or other jurisdiction of                           (I.R.S. employer
Incorporation or organization)                            Identification no.)


2101 Sixth Avenue North, Suite 750
Birmingham, Alabama                                       35203
(Address of principal executive offices)                  (Zip Code)

                         ----------------------------


                          $ 125,000,000 Senior Notes
                      (Title of the indenture securities)
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
                                      -2-



Item 1.     General Information
            Furnish the following information as to the trustee.

            (a) Name and address of each examining or supervising authority to which it is subject.

            Name                                         Address
            ----                                         -------

            Federal Reserve Bank (2nd District)          New York, NY
            Federal Deposit Insurance Corporation        Washington, D.C.
            New York State Banking Department            Albany, NY

            (b)     Whether it is authorized to exercise corporate trust powers.

                    Yes.

Item 2.     Affiliations with Obligor.

            If the obligor is an affiliate of the Trustee, describe each such affiliation.

            None.

Item 3.-15. Not Applicable

Item 16.    List of Exhibits

            Exhibit 1 -   Restated Organization Certificate of Bankers Trust
            Company dated August 7, 1990 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated June 21, 1995 - Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration No. 33-65171.

            Exhibit 2 -   Certificate of Authority to commence business -
            Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

            Exhibit 3 -   Authorization of the Trustee to exercise corporate
            trust powers - Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

            Exhibit 4 -   Existing By-Laws of Bankers Trust Company, dated as
            amended on October 19, 1995. -Incorporated herein by reference to
            Exhibit 4 filed with Form T-1 Statement, Registration No. 33-65171.

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                                      -3-


Exhibit 5 -  Not applicable.

Exhibit 6 -  Consent of Bankers Trust Company required by Section 321(b) of the
             Act. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 22-18864.

Exhibit 7 -  A copy of the latest report of condition of Bankers Trust Company dated as of March 31, 1996.

Exhibit 8 - Not Applicable.

Exhibit 9 - Not Applicable.

                                   SIGNATURE


     Pursuant to the requirements of the Trust Identure Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 1st day of July, 1996.


                                               BANKERS TRUST COMPANY


                                               By: /s/ Kevin Weeks
                                                   ---------------
                                                       Kevin Weeks
                                                       Assistant Treasurer
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
Legal Title of Bank:    Bankers Trust Company                     Call Date: 3/31/96          ST-BK:   36-4840        FFIEC 031
Address:                130 Liberty Street                        Vendor ID: D                CERT:  00623            Page RC-1
City, State  Zip.       New York, NY 10006                                                                            11
FDIC Certificate No.:   | 0 | 0 | 6 | 2 | 3

Consolidated Report of Conditions for Insured Commercial and State-Chartered Savings Banks March 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, reported the amount outstanding as of the last business day of the quarter.

Schedule RC-Balance Sheet


                                                                                                        C400
                                                                                             --------------------------------
                                                             Dollar Amounts in Thousands      RCFD   Bil Mil Thou
- -----------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                        /////////////////////
 1. Cash and balances due from depository institutions (from Schedule RC-A):                  /////////////////////
    a.  Noninterest-bearing balances and currency and coin(1)..................                0081            1,145,000      1.a.
    b.  Interest-bearing balances(2)...........................................                0071            1,403,000      1.b.
 2. Securities:                                                                               /////////////////////
    a.  Held-to-maturity securities (from Schedule RC-B, column A).............                1754                    0      2.a.
    b.  Available-for-sale securities (from Schedule RC-B, column D)...........                1773            3,535,000      2.b.
 3. Federal funds sold and securities purchased under agreements to resell in                 /////////////////////
    domestic offices of the bank and of its Edge and Agreement                                /////////////////////
    subsidiaries, and in IBFs:                                                                /////////////////////
    a.  Federal funds sold.....................................................                0276            3,190,000      3.a.
    b.  Securities purchased under agreements to resell........................                0277            2,242,000      3.b.
 4. Loans and lease financing receivables:                                                    /////////////////////
    a.  Loans and leases, net of unearned income (from Schedule RC-C) RCFD 2122  24,678,000   /////////////////////           4.a.
    b.  LESS: Allowance for loan and lease losses.....................RCFD 3123    938,000    /////////////////////           4.b.
    c.  LESS: Allocated transfer risk reserve.........................RCFD 3128           0   /////////////////////           4.c.
    d.  Loans and leases, net of unearned income,                                             /////////////////////
        allowance, and reserve (item 4.a minus 4.b and 4.c)...................                2125           23,740,000      4.d.
 5. Assets held in trading accounts............................................                3545           32,261,000      5.
 6. Premises and fixed assets (including capitalized leases)...................                2145              857,000      6.
 7. Other real estate owned (from Schedule RC-M)...............................                2150              247,000      7.
 8. Investments in unconsolidated subsidiaries and associated companies
    (from Schedule RC-M).......................................................                2130              253,000      8.
 9. Customers' liability to this bank on acceptances outstanding...............                2155              402,000      9.
10. Intangible assets (from Schedule RC-M).....................................                2143               12,000      10.
11. Other assets (from Schedule RC-F)..........................................                2160           11,579,000      11.
12. Total assets (sum of items 1 through 11)...................................                2170           80,866,000      12.
                                                                                              ==============================



- ------------------------
(1)   Includes cash items in process of collection and unposted debits.
(2)   Includes time certificates of deposit not held in trading accounts.

Legal Title of Bank:  Bankers Trust Company        Call Date: 3/31/96   ST-BK:    36-4840             FFIEC  031
Address:              130 Liberty Street           Vendor ID: D         CERT:  00623                  Page RC-2
City, State Zip:      New York, NY  10006                                                             12
FDIC Certificate No.:   | 0 | 0 | 6 | 2 | 3


Schedule RC--Continued
                                                  Dollar Amounts in Thousands                  ////////        Bil Mil Thou
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
LIABILITIES                                                                                 ////////////////////////////
13.  Deposits:                                                                              ////////////////////////////
     a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)   RCON 2200           7,327,000  13.a.
          (1) Noninterest-bearing(1) ....................RCON 6631       2,132,000.......   ////////////////////////////   13.a.(1)
          (2) Interest-bearing ..........................RCON 6636       5,195,000.......   ////////////////////////////   13.a.(2)
     b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E   ////////////////////////////
          part II)                                                                           RCFN 2200          18,575,000  13.b.
          (1) Noninterest-bearing .......................RCFN 6631         552,000.......   ////////////////////////////    13.b.(1)
          (2) Interest-bearing ..........................RCFN 6636      18,023,000.......   ////////////////////////////    13.b.(2)
14.  Federal funds purchased and securities sold under agreements to repurchase in          ////////////////////////////
     domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:  ////////////////////////////
     a.  Federal funds purchased ........................................................   RCFD 0278            2,324,000  14.a.
     b.  Securities sold under agreements to repurchase .................................   RCFD 0279              651,000  14.b.
15.  a.  Demand notes issued to the U.S. Treasury .......................................   RCON 2840                    0  15.a.
     b.  Trading liabilities ............................................................   RCFD 3548           18,807,000  15.b.
16.  Other borrowed money:                                                                  //////////////////////////  /
     a.  With original maturity of one year or less .....................................   RCFD 2332           13,784,000  16.a.
     b.  With original maturity of more than one year ...................................   RCFD 2333            3,462,000  16.b.
17.  Mortgage indebtedness and obligations under capitalized leases .....................   RCFD 2910               34,000  17.
18.  Bank's liability on acceptances executed and outstanding ...........................   RCFD 2920              415,000  18.
19.  Subordinated notes and debentures ..................................................   RCFD 3200            1,227,000  19.
20.  Other liabilities (from Schedule RC-G) .............................................   RCFD 2930            9,724,000  20.
21.  Total liabilities (sum of items 13 through 20) .....................................   RCFD 2948           76,330,000  21.
                                                                                            //////////////////////////
22.  Limited-life preferred stock and related surplus ...................................   RCFD 3282                    0  22.
EQUITY CAPITAL                                                                              //////////////////////////
23.  Perpetual preferred stock and related surplus ......................................   RCFD 3838              500,000  23.
24.  Common stock .......................................................................   RCFD 3230            1,002,000  24.
25.  Surplus (exclude all surplus related to preferred stock) ...........................   RCFD 3839              528,000  25.
26.  a.  Undivided profits and capital reserves .........................................   RCFD 3632            2,879,000  26.a.
     b.  Net unrealized holding gains (losses) on available-for-sale securities .........   RCFD 8434        (       8,000) 26.b.
27.  Cumulative foreign currency translation adjustments ................................   RCFD 3284        (     365,000) 27.
28.  Total equity capital (sum of items 23 through 27) ..................................   RCFD 3210            4,536,000) 28.
29.  Total liabilities, limited-life preferred stock, and equity capital (sum of items      //////////////////////////
     21,22, and 28) .....................................................................   RCFD 3300           80,866,000  29.
                                                                                           -------------------------------------

Memorandum
To be reported only with the March Report of Condition.
  1.    Indicate in the box at the right the number of the statement below that best describes the
        most comprehensive level of auditing work performed for the bank by independent external                       Number
                                                                                                                  -----------------
        auditors as of any date during 1994 ......................................................  RCFD    6724          2      M.1
                                                                                                   --------------------------------

1  =    Independent audit of the bank conducted in accordance        4  =    Directors' examination of the bank performed by other
        with generally accepted auditing standards by a certified            external auditors (may be required by state chartering
        public accounting firm which submits a report on the bank            authority)
2  =    Independent audit of the bank's parent holding company       5  =    Review of the bank's financial statements by external
        conducted in accordance with generally accepted auditing                          auditors
        standards by a certified public accounting firm which        6  =    Compilation of the bank's financial statements by
        submits a report on the consolidated holding company                 external auditors
        (but not on the bank separately)                             7  =    Other audit procedures (excluding tax preparation work)
3  =    Directors' examination of the bank conducted in              8  =    No external audit work
        accordance with generally accepted auditing standards
        by a certified public accounting firm (may be required by
        state chartering authority)

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(1)     Including total demand deposits and noninterest-bearing time and savings deposits.